EXHIBIT 99.1

[GRAPHIC APPEARS HERE]

For Immediate Release
Contacts:
Barbara Benson	Teresa Henderson
Daisytek International	Ketchum
bbenson@daisytek.com	teresa.henderson@ketchum.com
972-881-4700	214-259-3449/214-668-6229

ISA International Business Units Purchased

ALLEN, Texas (May 21, 2003) Daisytek International Corporation (Nasdaq: DZTK) today confirmed that Voluntary Administrators appointed last week by ISA International plc’s board of directors have sold a significant amount of Bradford, U.K.-based ISA International plc. ISA International is a subsidiary of Daisytek ISA Limited.

ISA International’s board of directors appointed a Voluntary Administrator on May 16, 2003 following the significant tightening of credit terms by vendors and funding sources in the United Kingdom that occurred after Daisytek’s restructuring announcement in the U.S.

PriceWaterhouseCoopers LLP, the Voluntary Administrator appointed by ISA International’s board of directors, have sold the business and assets of the U.K. and the Republic of Ireland businesses of Daisytek ISA, together with the equity in the Swedish and Norwegian companies, for an undisclosed sum to a newly formed entity called ISA Trading Limited.

As a result of the appointment of the Voluntary Administrator and the sales described above, as well as anticipated future sales, it is anticipated that no value in or from ISA will be retained by Daisytek International Corporation.

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About Daisytek

Daisytek is a global distributor of computer supplies, office products and accessories and professional tape media. Daisytek is a registered trademark of Daisytek, Incorporated. All rights reserved.

The matters discussed in this news release contain both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. You can identify these statements by the fact that they do not relate strictly to historical or current facts, but rather reflect our current expectations concerning future results and events. Forward-looking statements relating to such matters as our financial condition and operations, including forecasted information, are based on our management’s current intent, belief or expectations regarding our industry or us. These forward-looking statements including forecasts are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. In addition, some forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expected or forecasted in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

Certain factors, including but not limited to, general economic conditions, industry trends, the loss or inability to hire skilled personnel, the loss of key suppliers or customers, the loss or material decline in service of strategic product shipping relations, customer demand, product availability, competition (including pricing and availability), risks inherent in acquiring, integrating and operating new businesses and investments, concentrations of credit risk, distribution efficiencies, capacity constraints, technological difficulties (including equipment failure or a breach of our security measures), the volatility of our common stock, economic and political uncertainties arising as a result of terrorist attacks, seasonality, exchange rate fluctuations, foreign currency devaluations, economic and political uncertainties in international markets, potential obligations under operating lease commitments of our former subsidiary PFSweb and the regulatory and trade environment (both domestic and foreign) could cause our actual results to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. There may be additional risks that we do not currently view as material or that are not presently known.

Other factors that could affect Daisytek are set forth in Daisytek’s 10-K for fiscal year ended March 31, 2002.